UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 2004


                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                    001-16133                  06-1245881
 (State or other           (Commission File Number)        (IRS Employer
  jurisdiction of                                         Identification No.)
  incorporation)


                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)




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Item 5. Other Events and Regulation FD Disclosure

     On January 26, 2004, Delicate Systems, Inc. (the "Company") issued a press release announcing an update on the experience of the National Cancer Institute using the Company's system for isolated liver perfusion. The Company's press release dated January 26, 2004 is incorporated herein by reference and filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

         Exhibit                     Description

           99     Press Release dated January 26, 2004 of Delcath Systems, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELCATH SYSTEMS, INC.



                                      By:         /s/ M. S. KOLY
                                          -------------------------------------
                                           M. S. Koly
                                           President and Chief Executive Officer


Date: January 26, 2004


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                                 EXHIBIT INDEX


         Exhibit                     Description

           99     Press Release dated January 26, 2004 of Delcath Systems, Inc.